As filed with the Securities and Exchange Commission on March 8, 2021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Erin D. Nelson, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

(b)	Not applicable.

TRANSAMERICA FUNDS

ANNUAL REPORT

DECEMBER 31, 2020

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2020

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you with information about the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be provided to all contract holders invested in the Funds, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended December 31, 2020.

We believe it is important to understand the market conditions over the last fiscal year of the Funds to provide context for reading this report. The period began with U.S. equity markets having recently reached all-time highs, as U.S./China trade relations improved and expectations for stable economic growth, benign inflation and low interest rates helped to foster optimism for 2020. Throughout January, sentiment remained strong, as equity markets traded higher.

By early February, headlines about a rapidly spreading respiratory virus in China (“COVID-19”) appeared, and fears of its global transmission began to rattle markets. Even though the S&P 500® Index reached a new record high on February 19, investors became quickly immersed in angst regarding COVID-19, and as cases exploded throughout Asia and Europe, its arrival to the U.S. sparked a historic selloff across almost all asset classes. A nationwide lockdown in the U.S. quickly went into effect in mid-March, and while the U.S. Federal Reserve (“Fed”) slashed short-term rates to zero, it could not prevent widespread selling across equity and credit markets. The S&P 500® Index experienced its fastest 35% decline in its history by the final week of March, while international markets saw similar declines with the MSCI EAFE Index losing approximately one-third of its value from peak to trough. Credit spreads more than tripled, and long-term Treasury yields collapsed as the 10-year Treasury yield dropped to an all-time low of 0.54%.

Throughout the spring, the U.S. economy experienced its worst economic contraction since the Great Depression as more than twenty million jobs were lost in the month of April and second quarter gross domestic product (“GDP”) plummeted by an annualized rate of -31%. However, as the Fed quickly implemented unprecedented amounts of large-scale asset purchases and credit support, and Congress passed the Coronavirus, Aid, Relief and Stimulus Act (“CARES”) providing more than $2 trillion to businesses and families, the markets began to see a recovery on the horizon.

By June, with virus case growth having declined, most states had loosened business shutdowns and social distancing requirements, and with pent-up demand from the earlier months now being combined with lower interest rates and market liquidity, GDP came roaring back in the third quarter to reach its highest rate of growth ever. Markets reacted accordingly as the S&P 500® Index regained its pre-pandemic high by the end of August, however, volatility returned in September and October as daily COVID-19 case levels increased exponentially to numbers well above those seen earlier in the year. A contentious presidential election and the inability of Congress to pass another round of economic relief also added to investor angst, however, markets resumed their advance in November after the election of Joe Biden as America’s 46th President inferred a potentially easier path for future economic stimulus. Shortly after the election, several pharmaceutical companies released clinical trial data on their COVID-19 vaccine candidates that displayed statistically high levels of efficacy, and this further encouraged higher stock prices.

By the end of the fiscal year, stocks were again pushing toward new all-time highs, as COVID-19 vaccines were approved and began to be distributed. In addition, another round of economic stimulus was approved, and investors began to focus on the prospects of economic and corporate recoveries in 2021. International equity markets, which lagged the U.S. during the 2020 recovery and throughout most of the last decade, approached all-time highs as the year ended.

For the one-year period ended December 31, 2020, the S&P 500® Index returned 18.40% while the MSCI EAFE Index, representing international developed market equities, returned 8.28%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 7.51%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the Fund’s exposure to the risks described elsewhere in the Prospectus will likely increase. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The views expressed in this report reflect those of Transamerica Asset Management only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Stock Index

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as represented by the S&P 500® Index (“S&P 500” or “Index”) finished the year ended December 31, 2020 with strong positive performance of +18.40%.

In the first quarter, fears of the COVID-19 outbreak and its economic toll continued to drive unprecedented levels of financial market volatility. The VIX Index of near-term stock market volatility surged to its highest level since the 2008 financial crisis and the S&P 500 experienced its quickest bear market contraction on record. Economic activity had fallen to a standstill with the Purchasing Managers Index across the globe registering at the lowest levels on record while jobless claims surged. In late March, the U.S. saw a record number of initial claims for unemployment benefits.

In the second quarter, global governments unleashed large stimulus packages to combat the shock to their economies. The U.S. Congress passed several fiscal stimulus measures and monetary policy moved toward accommodation as the U.S. Federal Reserve (“Fed”) cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced that it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. Stocks recovered off the troughs of late March. Towards the end of the second quarter, state and local governments gradually lifted measures to contain the virus, boosting activity and employment. In the third quarter, U.S. stocks continued their recovery until early September when valuation and a resurgence of COVID-19 led to a brief market sell off. In the fourth quarter, U.S. markets reacted positively to the election results following a poor start to the fourth quarter. Fears of rising COVID-19 cases in the U.S. were offset by election resolution, positive vaccine news and an announcement of additional fiscal stimulus, which ultimately supported positive market performance. Sectors that were severely impacted by the pandemic, such as energy and financials, recovered following positive vaccine news in November, prompting these two sectors to recoup some of the losses incurred earlier in 2020.

PERFORMANCE

For the year ended December 31, 2020, Transamerica Stock Index, Class R4 returned 18.12%. By comparison, its benchmark, the S&P 500®, returned 18.40%.

STRATEGY REVIEW

The Fund invests in securities through the S&P 500 Index Master Portfolio (the “Master Portfolio), a master portfolio which is not part of the Transamerica Funds complex and which is advised by BlackRock Fund Advisors. The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500. The Master Portfolio takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities. After fees and expenses, the Fund underperformed the Index for the year ended December 31, 2020.

From a sector perspective, most sectors in the S&P 500 had positive returns. The largest positive returns came from the information technology, consumer discretionary, and communication services sectors. The lowest contributors for the year were the energy, real estate, and financials sectors.

The primary drivers of tracking difference between the Fund and the Index during the year were fees and expenses, slight mismatches in security weightings versus the Index, cash and futures drag and transaction costs.

Jennifer Hsui, CFA

Rachel Aguirre

Suzanne Henige

Alan Mason

Amy Whitelaw

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	17.80%	N/A	15.07%	04/21/2017
Class R4 (NAV)	18.12%	14.90%	13.56%	09/11/2000
S&P 500® (A)	18.40%	15.22%	13.88%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. Net asset value (NAV) returns include reinvestment of dividends and capital gains but do not reflect the deduction of any sales charges. There are no sales charges for Class R and R4 shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Adviser of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500® as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in the Fund, you will bear the ongoing costs (such as the investment advisory fees and other expenses) of managing the corresponding S&P 500 Index Master Portfolio (“Master Portfolio”), in which the Fund invests. You will also bear the cost of operating the Fund (such as management fees, distribution fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B) July 1, 2020 - December 31, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B) July 1, 2020 - December 31, 2020	Net Annualized Expense Ratio (C)(D)
Class R	$1,000.00	$1,218.30	$3.46	$1,022.00	$3.15	0.62%
Class R4	1,000.00	1,220.30	1.67	1,023.60	1.53	0.30

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized net expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	The net expense ratio reflects the expenses of both the Fund and the Master Portfolio.

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2020

Assets:
Investment in Master Portfolio, at value	$363,650,476
Receivables and other assets:
Shares of beneficial interest sold	2,386
Due from Master Portfolio	1,631,495
Due from investment manager	3,767

Total assets	365,288,124

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,633,881
Investment management fees	18,705
Distribution and service fees	118,921
Transfer agent fees	2,390
Trustees, CCO and deferred compensation fees	2,229
Audit and tax fees	14,904
Custody and accounting fees	12,847
Legal fees	1,757
Printing and shareholder reports fees	16,517
Registration fees	3,864
Other accrued expenses	9,249

Total liabilities	1,835,264

Net assets	$363,452,860

Net assets consist of:
Paid-in capital	$(304,600,609)
Total distributable earnings (accumulated losses)	668,053,469

Net assets	$363,452,860

Net assets by class:
Class R	$191,562,152
Class R4	171,890,708

Shares outstanding:
Class R	13,399,299
Class R4	12,024,461

Net asset value per share:
Class R	$14.30
Class R4	14.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$7,933,617
Interest income	22,748
Net income from securities lending	31,989
Withholding taxes on foreign income	(40,123)
Expenses	(50,237)
Fees Waived	10,703

Total investment income (loss)	7,908,697

Expenses:
Investment management fees	256,545
Distribution and service fees:
Class R	902,247
Class R4	617,816
Transfer agent fees
Class R	3,194
Class R4	18,535
Trustees, CCO and deferred compensation fees	10,570
Audit and tax fees	30,417
Custody and accounting fees	38,172
Legal fees	30,277
Printing and shareholder reports fees	37,421
Registration fees	42,800
Other	22,860

Total expenses before waiver and/or reimbursement and recapture	2,010,854

Expenses waived and/or reimbursed:
Class R	(3,017)
Class R4	(197,475)
Recapture of previously waived and/or reimbursed fees:
Class R	3,017
Class R4	8,077

Net expenses	1,821,456

Net investment income (loss)	6,087,241

Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	13,022,322
Net change in unrealized appreciation (depreciation)	37,938,363

Net realized and change in unrealized gain (loss)	50,960,685

Net increase (decrease) in net assets resulting from operations	$57,047,926

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2020	December 31, 2019
From operations allocated from Master Portfolio:
Net investment income (loss)	$6,087,241	$7,965,156
Net realized gain (loss)	13,022,322	13,163,998
Net change in unrealized appreciation (depreciation)	37,938,363	118,704,335

Net increase (decrease) in net assets resulting from operations	57,047,926	139,833,489

Dividends and/or distributions to shareholders:
Class R	(8,481,288)	(10,544,890)
Class R4	(9,345,830)	(17,617,914)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,827,118)	(28,162,804)

Capital share transactions:
Proceeds from shares sold:
Class R	13,579,981	9,298,814
Class R4	25,971,453	16,661,632

	39,551,434	25,960,446

Dividends and/or distributions reinvested:
Class R	8,481,288	10,544,890
Class R4	9,067,474	16,565,255

	17,548,762	27,110,145

Cost of shares redeemed:
Class R	(55,426,351)	(56,142,171)
Class R4	(205,405,842)	(117,996,778)

	(260,832,193)	(174,138,949)

Net increase (decrease) in net assets resulting from capital share transactions	(203,731,997)	(121,068,358)

Net increase (decrease) in net assets	(164,511,189)	(9,397,673)

Net assets:
Beginning of year	527,964,049	537,361,722

End of year	$363,452,860	$527,964,049

Capital share transactions - shares:
Shares issued:
Class R	1,126,396	789,416
Class R4	2,120,365	1,400,432

	3,246,761	2,189,848

Shares reinvested:
Class R	631,268	846,821
Class R4	699,008	1,332,088

	1,330,276	2,178,909

Shares redeemed:
Class R	(4,408,390)	(4,757,723)
Class R4	(16,270,249)	(10,462,684)

	(20,678,639)	(15,220,407)

Net increase (decrease) in shares outstanding:
Class R	(2,650,726)	(3,121,486)
Class R4	(13,450,876)	(7,730,164)

	(16,101,602)	(10,851,650)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Class R
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$12.71	$10.26	$11.25	$10.00

Investment operations: (B)
Net investment income (loss) (C)	0.15	0.16	0.16	0.10
Net realized and unrealized gain (loss)	2.06	2.96	(0.71)	1.38

Total investment operations	2.21	3.12	(0.55)	1.48

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.20)	(0.17)	(0.14)
Net realized gains	(0.50)	(0.47)	(0.27)	(0.09)

Total dividends and/or distributions to shareholders	(0.62)	(0.67)	(0.44)	(0.23)

Net asset value, end of period/year	$14.30	$12.71	$10.26	$11.25

Total return	17.80%	30.62%	(4.97)%	14.93	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$191,562	$204,050	$196,664	$262,047
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.60%	0.61	%(E)
Including waiver and/or reimbursement and recapture	0.62%	0.62%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets (B)	1.22%	1.36%	1.34%	1.37	%(E)
Portfolio turnover rate of Master Portfolio	5%	3%	12%	11%

(A)	Commenced operations on April 21, 2017.
(B)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(C)	Calculated based on average number of shares outstanding.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Class R4
	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017(A)(B)	December 31, 2016
Net asset value, beginning of period/year	$12.71	$10.26	$11.26	$9.58	$8.75

Investment operations: (C)
Net investment income (loss) (D)	0.20	0.20	0.19	0.20	0.17	(E)
Net realized and unrealized gain (loss)	2.06	2.96	(0.71)	1.85	0.85

Total investment operations	2.26	3.16	(0.52)	2.05	1.02

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.24)	(0.21)	(0.23)	(0.19)
Net realized gains	(0.50)	(0.47)	(0.27)	(0.14)	—

Total dividends and/or distributions to shareholders	(0.67)	(0.71)	(0.48)	(0.37)	(0.19)

Net asset value, end of period/year	$14.30	$12.71	$10.26	$11.26	$9.58

Total return	18.12%	31.14%	(4.72)%	21.48%	11.66%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$171,891	$323,914	$340,698	$512,638	$561,089
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.38%	0.37%	0.36%	0.38%	0.42%
Including waiver and/or reimbursement and recapture	0.30%	0.30%	0.30%	0.30%	0.29	%(E)(F)
Net investment income (loss) to average net assets (C)	1.57%	1.68%	1.65%	1.67%	1.86	%(E)
Portfolio turnover rate of Master Portfolio	5%	3%	12%	11%	4%

(A)	Transamerica Partners Institutional Stock Index reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(D)	Calculated based on average number of shares outstanding.
(E)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”).

The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund’s financial statements.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for all aspects of the day-to-day management of the Fund. TAM may in the future retain one or more sub-advisers to assist in the management of the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Fund from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuation: The value of the Fund’s investment in the Master Portfolio, reflected within the Statement of Assets and Liabilities, displays the Fund’s proportional interest in the net assets of the Master Portfolio.

The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. BORROWINGS AND OTHER FINANCING TRANSACTIONS

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing the Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2020, the Fund has not utilized the program.

4. RISK FACTOR

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market values of the Fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

As of December 31, 2020, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 1.35%.

As of December 31, 2020, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 346,843,064	95.43%

Investment management fees: The Fund pays a contractual management fee to TAM at an annual rate of 0.07% on daily Average Net Assets (“ANA”).

The Fund’s management fee includes its allocated share of the advisory fees based on the interest owned in the corresponding Master Portfolio. The advisory fees are accrued daily and payable monthly at an annual rate of 0.01% of the Master Portfolio’s daily net assets. The investment advisory fees allocated from the Master Portfolio are included within the Statement of Operations within Net investment income (loss) allocated from the Master Portfolio, in Expenses (net of waiver and/or reimbursement). Additionally, TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee at a rate of 0.06% of the Fund’s average daily net assets (after waiver and/or reimbursement and recapture). The management fees are reflected in Investment management fees within the Statement of Operations.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.65%	May 1, 2021
Class R4	0.30	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any, other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2020, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
Class	2018	2019	2020	Total
Class R	$—	$—	$—	$—
Class R4	247,366	236,095	197,475	680,936

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on the number of classes, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended December 31, 2020, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 18,605	$ 1,115

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 15,635	$ (15,635)

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 49,689,216	$ 313,961,260	$ —	$ 313,961,260

As of December 31, 2020, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2020, the Fund did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

2020 Distributions Paid From			2019 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,437,765	$ 7,389,353	$ —	$ 14,084,175	$ 14,078,629	$ —

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,702,586	$ 2,272,870	$ —	$ —	$ 349,116,753	$ 313,961,260

7. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the Fund’s Class R4 underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statement of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Reorganization Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
April 21, 2017	1.56-for-1	35,752,851	55,759,431	Decrease	Increase

8. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Fund’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Fund in September 2016 as a reimbursement. The amounts applicable to the Fund, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Stock Index

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Stock Index (the “Fund”) (one of the portfolios constituting Transamerica Funds (the “Trust”)), as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Funds) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica Funds	Annual Report 2020

Transamerica Stock Index

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2020, the Fund designated $7,556,888 of qualified dividend income.

For corporate shareholders 60%, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a long-term capital gain designations of $7,389,353 for the year ended December 31, 2020.

Transamerica Funds	Annual Report 2020

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). As of the date of this Annual Report, Transamerica Fund Family consists of 121 funds. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Fund’s Board Members and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Fund’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present);

				121	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Trust Officer, Massachusetts Fidelity Trust Company

(2014 – 2021);

President, Investment Solutions,

Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company

(2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company

(2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (64)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present);	116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TAAVF

(2007 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida

(1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida

(1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia
(1976 – 1991).

David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Managing Director, Hilton Capital Management, LLC (2010 – present).	116	N/A
Fredric A. Nelson III (64)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	116	N/A
John E. Pelletier (56)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	116	N/A

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	116	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (69)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present);	116	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present);

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
John W. Waechter (continued)

Board Member, TF (2005 – present);

Board Member, TAAVF (2007 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).

Board Member,
Remember Honor
Support, Inc.
(non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2020

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present),
Chief Investment Officer,

Advisory Services (2012 – 2016) and

Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 — present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and

Registered Representative, TFA
(2005 – present).

Thomas R. Wald, CFA (60)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Director, Transamerica Funds Services, Inc.
(2019 – present);

Director (2019 – present); Senior Vice President and Chief Investment Officer, TAM
(2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Transamerica Funds	Annual Report 2020

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (50)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer
(2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer
(2014 – 2019), Senior Vice President
(2019 – present), TFS;

Vice President (2016 – present), TCI; and

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM; and

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA
(2013 – present); and

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel II and Assistant Secretary, TAM (2019 – present);

Assistant Secretary (2019 – present), TFS; and

Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).

Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, TF, TST and TAAVF (2018 – present); and Director, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (52)	Assistant Secretary	Since 2020	Assistant Secretary, TF, TST and TAAVF (2020 – present); Assistant Secretary (2019 – present), Secretary (2019), TET; and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2020

Appendix A

S&P 500 Index Master Portfolio

(This page intentionally left blank)

Master Portfolio Information as of December 31, 2020	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Apple, Inc.	7%
Microsoft Corp.	5
Amazon.com, Inc.	4
Facebook, Inc., Class A	2
Tesla, Inc.	2
Alphabet, Inc., Class A	2
Alphabet, Inc., Class C	2
Berkshire Hathaway, Inc., Class B	1
Johnson & Johnson	1
JPMorgan Chase &Co.	1

SECTOR ALLOCATION
Sector(a)	Percent of Net Assets
Information Technology	28%
Health Care	13
Consumer Discretionary	13
Communication Services	11
Financials	10
Industrials	8
Consumer Staples	7
Utilities	3
Materials	3
Real Estate	2
Energy	2
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

(a)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

1	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	S&P 500 Index Master Portfolio
December 31, 2020	(Percentages show are based on Net Assets)

Security	Shares	Value
Common Stocks

Aerospace & Defense — 1.6%
Boeing Co.	453,312	$97,035,967
General Dynamics Corp.	200,676	29,864,602
Howmet Aerospace, Inc.	339,873	9,699,976
Huntington Ingalls Industries, Inc.	32,105	5,473,260
L3Harris Technologies, Inc.	177,886	33,624,012
Lockheed Martin Corp.	207,448	73,639,891
Northrop Grumman Corp.	130,782	39,851,891
Raytheon Technologies Corp.	1,297,789	92,804,891
Teledyne Technologies, Inc.(a)	31,829	12,476,332
Textron, Inc.	195,208	9,434,403
TransDigm Group, Inc.(a)	46,804	28,964,655

		432,869,880

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	115,921	10,881,504
Expeditors International of Washington, Inc.	135,422	12,879,987
FedEx Corp.	208,029	54,008,489
United Parcel Service, Inc., Class B	610,732	102,847,269

		180,617,249

Airlines — 0.3%
Alaska Air Group, Inc.	104,278	5,422,456
American Airlines Group, Inc.	439,112	6,924,796
Delta Air Lines, Inc.	550,751	22,145,698
Southwest Airlines Co.	509,319	23,739,358
United Airlines Holdings, Inc.(a)(b)	251,247	10,866,433

		69,098,741

Auto Components — 0.1%
Aptiv PLC	233,150	30,377,113
BorgWarner, Inc.	176,581	6,823,090

		37,200,203

Automobiles — 2.0%
Ford Motor Co.	3,390,483	29,802,346
General Motors Co.	1,087,117	45,267,552
Tesla, Inc.(a)	645,218	455,310,986

		530,380,884

Banks — 3.8%
Bank of America Corp.	6,456,539	195,697,697
Citigroup, Inc.	1,772,920	109,318,247
Citizens Financial Group, Inc.	365,770	13,079,935
Comerica, Inc.	123,273	6,886,030
Fifth Third Bancorp	611,953	16,871,544
First Republic Bank	141,799	20,834,527
Huntington Bancshares, Inc.	878,386	11,094,015
JPMorgan Chase &Co.	2,586,875	328,714,206
KeyCorp	839,510	13,776,359
M&T Bank Corp.	102,840	13,091,532
People’s United Financial, Inc.	329,495	4,260,370
PNC Financial Services Group, Inc.	359,850	53,617,650
Regions Financial Corp.	833,745	13,439,970
SVB Financial Group(a)	45,318	17,575,680
Truist Financial Corp.	1,147,453	54,997,422
U.S. Bancorp	1,145,350	53,361,857
Wells Fargo &Co.	3,513,456	106,036,102
Zions Bancorp NA	129,876	5,641,814

		1,038,294,957

Beverages — 1.6%
Brown-Forman Corp., Class B	156,870	12,460,184
Coca-Cola Co.	3,294,568	180,674,109

Security	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	145,838	$31,945,814
Molson Coors Beverage Co., Class B	161,725	7,308,353
Monster Beverage Corp.(a)	318,762	29,479,110
PepsiCo, Inc.	1,176,601	174,489,928

		436,357,498

Biotechnology —1.9%
AbbVie, Inc.	1,506,284	161,398,331
Alexion Pharmaceuticals, Inc.(a)	184,883	28,886,120
Amgen, Inc.	493,971	113,573,812
Biogen, Inc.(a)	130,235	31,889,342
Gilead Sciences, Inc.	1,062,746	61,915,582
Incyte Corp.(a)	160,508	13,960,986
Regeneron Pharmaceuticals, Inc.(a)	88,812	42,905,965
Vertex Pharmaceuticals, Inc.(a)	220,483	52,108,952

		506,639,090

Building Products — 0.5%
Allegion PLC	73,213	8,520,529
AO Smith Corp.	116,550	6,389,271
Carrier Global Corp.	706,396	26,645,257
Fortune Brands Home &Security, Inc.	119,282	10,224,853
Johnson Controls International PLC	617,041	28,747,940
Masco Corp.	213,495	11,727,281
Trane Technologies PLC	206,627	29,993,975

		122,249,106

Capital Markets — 2.8%
Ameriprise Financial, Inc.	103,845	20,180,199
Bank of New York Mellon Corp.	686,544	29,136,928
BlackRock, Inc.(c)	121,477	87,650,514
Cboe Global Markets, Inc.	92,827	8,644,050
Charles Schwab Corp.	1,278,340	67,803,154
CME Group, Inc.	305,631	55,640,123
Franklin Resources, Inc.	229,824	5,743,302
Goldman Sachs Group, Inc.	297,089	78,345,340
Intercontinental Exchange, Inc.	478,645	55,182,982
Invesco Ltd.	327,515	5,708,586
MarketAxess Holdings, Inc.	33,020	18,839,891
Moody’s Corp.	136,555	39,633,723
Morgan Stanley	1,233,843	84,555,261
MSCI, Inc.	70,656	31,550,024
Nasdaq, Inc.	94,707	12,571,407
Northern Trust Corp.	179,676	16,735,023
Raymond James Financial, Inc.	108,288	10,359,913
S&P Global, Inc.	202,937	66,711,480
State Street Corp.	303,979	22,123,592
T. Rowe Price Group, Inc.	191,576	29,002,691

		746,118,183

Chemicals — 1.8%
Air Products &Chemicals, Inc.	187,676	51,276,837
Albemarle Corp.	90,674	13,376,228
Celanese Corp.	102,137	13,271,682
CF Industries Holdings, Inc.	183,713	7,111,530
Corteva, Inc.	643,334	24,909,893
Dow, Inc.	639,913	35,515,172
DuPont de Nemours, Inc.	632,434	44,972,382
Eastman Chemical Co.	115,913	11,623,756
Ecolab, Inc.	211,465	45,752,567
FMC Corp.	112,854	12,970,310
International Flavors & Fragrances, Inc.(b)	87,373	9,509,677
Linde PLC(a)	449,167	118,359,996
LyondellBasell Industries NV, Class A	223,528	20,488,577

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	2

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2020	(Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	301,320	$6,933,373
PPG Industries, Inc.	203,752	29,385,113
Sherwin-Williams Co.	69,634	51,174,723

		496,631,816

Commercial Services &Supplies — 0.4%
Cintas Corp.	75,067	26,533,182
Copart, Inc.(a)	178,107	22,664,116
Republic Services, Inc.	169,096	16,283,945
Rollins, Inc.	191,024	7,463,307
Waste Management, Inc.	323,846	38,191,159

		111,135,709

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	47,229	13,723,330
Cisco Systems, Inc.	3,583,855	160,377,511
F5 Networks, Inc.(a)	51,988	9,146,769
Juniper Networks, Inc.	249,143	5,608,209
Motorola Solutions, Inc.	142,665	24,261,610

		213,117,429

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	111,963	12,199,489
Quanta Services, Inc.	121,753	8,768,651

		20,968,140

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	53,454	15,179,332
Vulcan Materials Co.	115,239	17,091,096

		32,270,428

Consumer Finance — 0.5%
American Express Co.	557,565	67,415,184
Capital One Financial Corp.	394,278	38,974,381
Discover Financial Services	264,542	23,948,987
Synchrony Financial	473,928	16,450,041

		146,788,593

Containers & Packaging — 0.4%
Amcor PLC	1,345,193	15,832,921
Avery Dennison Corp.	68,324	10,597,736
Ball Corp.	281,971	26,274,058
International Paper Co.	341,409	16,974,855
Packaging Corp. of America	81,400	11,225,874
Sealed Air Corp.	133,968	6,134,395
Westrock Co.	221,545	9,643,854

		96,683,693

Distributors — 0.1%
Genuine Parts Co.	124,563	12,509,862
LKQ Corp.(a)	241,720	8,518,213
Pool Corp.(b)	34,586	12,883,285

		33,911,360

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(a)	1,654,300	383,582,541

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	6,041,997	173,767,834
CenturyLink, Inc.	857,752	8,363,082
Verizon Communications, Inc.	3,499,054	205,569,422

		387,700,338

Electric Utilities — 1.8%
Alliant Energy Corp.	200,121	10,312,235
American Electric Power Co., Inc.	417,498	34,765,058
Duke Energy Corp.	626,271	57,341,373

Security	Shares	Value

Electric Utilities (continued)
Edison International	326,571	$20,515,190
Entergy Corp.	166,908	16,664,095
Evergy, Inc.	186,331	10,343,234
Eversource Energy	296,144	25,619,417
Exelon Corp.	824,237	34,799,286
FirstEnergy Corp.	470,441	14,400,199
NextEra Energy, Inc.	1,676,981	129,379,084
NRG Energy, Inc.	191,096	7,175,655
Pinnacle West Capital Corp.	96,814	7,740,279
PPL Corp.	668,523	18,852,349
Southern Co.	899,607	55,262,858
Xcel Energy, Inc.	439,461	29,298,865

		472,469,177

Electrical Equipment — 0.5%
AMETEK, Inc.	199,032	24,070,930
Eaton Corp. PLC	345,947	41,562,073
Emerson Electric Co.	515,985	41,469,714
Rockwell Automation, Inc.	97,930	24,561,823

		131,664,540

Electronic Equipment, Instruments &Components — 0.6%
Amphenol Corp., Class A	258,151	33,758,406
CDW Corp.	117,995	15,550,561
Corning, Inc.	657,033	23,653,188
FLIR Systems, Inc.	113,633	4,980,534
IPG Photonics Corp.(a)	29,995	6,712,581
Keysight Technologies, Inc.(a)	160,848	21,246,412
TE Connectivity Ltd.	283,029	34,266,321
Vontier Corp.(a)	116,416	3,888,295
Zebra Technologies Corp., Class A(a)	46,056	17,700,703

		161,757,001

Energy Equipment &Services — 0.2%
Baker Hughes, Inc. Class A	572,371	11,933,936
Halliburton Co.	750,650	14,187,285
Schlumberger NV	1,205,365	26,313,118
TechnipFMC PLC	362,703	3,409,408

		55,843,747

Entertainment — 2.3%
Activision Blizzard, Inc.	660,176	61,297,342
Electronic Arts, Inc.(a)	244,459	35,104,312
Live Nation Entertainment, Inc.(a)(b)	121,362	8,917,680
Netflix, Inc.(a)	377,497	204,123,953
Take-Two Interactive Software, Inc.(a)	98,542	20,476,042
Walt Disney Co.(a)	1,547,292	280,338,364

		610,257,693

Equity Real Estate Investment Trusts (REITs) — 2.3%
Alexandria Real Estate Equities, Inc.	101,270	18,048,339
American Tower Corp.	378,283	84,909,402
AvalonBay Communities, Inc.	121,601	19,508,448
Boston Properties, Inc.	122,286	11,559,696
Crown Castle International Corp.	361,609	57,564,537
Digital Realty Trust, Inc.	232,261	32,402,732
Duke Realty Corp.	320,492	12,810,065
Equinix, Inc.	75,708	54,069,139
Equity Residential	295,670	17,527,318
Essex Property Trust, Inc.	56,305	13,367,933
Extra Space Storage, Inc.	110,681	12,823,501
Federal Realty Investment Trust	61,405	5,226,794
Healthpeak Properties, Inc.	464,806	14,051,085
Host Hotels & Resorts, Inc.	604,349	8,841,626
Iron Mountain, Inc.	252,876	7,454,784

3	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2020	(Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs)(continued)
Kimco Realty Corp.	361,070	$5,419,661
Mid-America Apartment Communities, Inc.	99,445	12,598,687
Prologis, Inc.	631,238	62,909,179
Public Storage	127,861	29,526,941
Realty Income Corp.	297,920	18,521,686
Regency Centers Corp.	136,212	6,209,905
SBA Communications Corp.	94,259	26,593,292
Simon Property Group, Inc.	263,910	22,506,245
SL Green Realty Corp.	63,248	3,768,316
UDR, Inc.	255,798	9,830,317
Ventas, Inc.	321,095	15,746,499
Vornado Realty Trust	135,460	5,058,076
Welltower, Inc.	360,314	23,283,491
Weyerhaeuser Co.	648,783	21,753,694

		633,891,388

Food &Staples Retailing — 1.4%
Costco Wholesale Corp.	373,936	140,891,606
Kroger Co.	649,781	20,637,045
Sysco Corp.	439,090	32,606,823
Walgreens Boots Alliance, Inc.	605,004	24,127,560
Walmart, Inc.	1,175,103	169,391,097

		387,654,131

Food Products — 1.0%
Archer-Daniels-Midland Co.	479,615	24,177,392
Campbell Soup Co.	160,677	7,768,733
Conagra Brands, Inc.	423,722	15,364,160
General Mills, Inc.	515,032	30,283,882
Hershey Co.	122,877	18,717,853
Hormel Foods Corp.	227,068	10,583,639
J.M. Smucker Co.	93,502	10,808,831
Kellogg Co.	205,999	12,819,318
Kraft Heinz Co.	559,480	19,391,577
Lamb Weston Holdings, Inc.	124,846	9,830,374
McCormick &Co., Inc.	207,973	19,882,219
Mondelez International, Inc., Class A	1,208,001	70,631,818
Tyson Foods, Inc., Class A	253,297	16,322,459

		266,582,255

Gas Utilities — 0.0%
Atmos Energy Corp.	100,005	9,543,477

Health Care Equipment &Supplies — 3.8%
Abbott Laboratories	1,508,419	165,156,796
ABIOMED, Inc.(a)	39,437	12,785,475
Align Technology, Inc.(a)	61,710	32,976,590
Baxter International, Inc.	428,071	34,348,417
Becton Dickinson and Co.	245,757	61,493,317
Boston Scientific Corp.(a)	1,197,101	43,035,781
Cooper Cos., Inc.	40,492	14,711,553
Danaher Corp.	540,447	120,054,897
DENTSPLY SIRONA, Inc.	191,806	10,042,962
DexCom, Inc.(a)	82,667	30,563,643
Edwards Lifesciences Corp.(a)	527,109	48,088,154
Hologic, Inc.(a)	223,962	16,311,153
IDEXX Laboratories, Inc.(a)	73,440	36,710,453
Intuitive Surgical, Inc.(a)	99,919	81,743,734
Medtronic PLC	1,143,719	133,975,244
ResMed, Inc.	122,022	25,936,996
STERIS PLC	73,941	14,014,777
Stryker Corp.	278,803	68,317,887
Teleflex, Inc.	40,309	16,589,975

Security	Shares	Value

Health Care Equipment &Supplies (continued)
Varian Medical Systems, Inc.(a)	78,200	$13,685,782
West Pharmaceutical Services, Inc.	63,513	17,993,868
Zimmer Biomet Holdings, Inc.	179,086	27,595,362

		1,026,132,816

Health Care Providers & Services — 2.6%
AmerisourceBergen Corp.	126,910	12,406,722
Anthem, Inc.	212,211	68,138,830
Cardinal Health, Inc.	254,665	13,639,857
Centene Corp.(a)	486,846	29,225,365
Cigna Corp.	308,286	64,178,979
CVS Health Corp.	1,113,623	76,060,451
DaVita, Inc.(a)	63,568	7,462,883
HCA Healthcare, Inc.	227,659	37,440,799
Henry Schein, Inc.(a)(b)	123,272	8,241,966
Humana, Inc.	112,412	46,119,271
Laboratory Corp. of America Holdings(a)	81,724	16,634,920
McKesson Corp.	135,991	23,651,555
Quest Diagnostics, Inc.	115,282	13,738,156
UnitedHealth Group, Inc.	810,014	284,055,710
Universal Health Services, Inc., Class B	67,089	9,224,738

		710,220,202

Health Care Technology — 0.1%
Cerner Corp.	249,120	19,550,938

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	633,064	13,712,166
Chipotle Mexican Grill, Inc.(a)	24,149	33,487,660
Darden Restaurants, Inc.	112,179	13,362,762
Domino’s Pizza, Inc.	33,697	12,921,452
Hilton Worldwide Holdings, Inc.	239,440	26,640,094
Las Vegas Sands Corp.	283,584	16,901,606
Marriott International, Inc., Class A	229,622	30,291,734
McDonald’s Corp.	638,475	137,003,966
MGM Resorts International(b)	353,512	11,139,163
Norwegian Cruise Line Holdings Ltd.(a)(b)	225,621	5,737,542
Royal Caribbean Cruises Ltd.	153,843	11,490,534
Starbucks Corp.	1,009,361	107,981,440
Wynn Resorts Ltd.	85,011	9,591,791
Yum! Brands, Inc.	260,241	28,251,763

		458,513,673

Household Durables — 0.4%
D.R. Horton, Inc.	285,772	19,695,406
Garmin Ltd.	128,795	15,411,610
Leggett & Platt, Inc.	117,117	5,188,283
Lennar Corp., Class A	237,116	18,075,353
Mohawk Industries, Inc.(a)	50,377	7,100,638
Newell Brands, Inc.	333,665	7,083,708
NVR, Inc.(a)	3,042	12,410,934
PulteGroup, Inc.	231,556	9,984,695
Whirlpool Corp.	53,787	9,708,015

		104,658,642

Household Products — 1.6%
Church & Dwight Co., Inc.	213,668	18,638,260
Clorox Co.	106,016	21,406,751
Colgate-Palmolive Co.	723,514	61,867,682
Kimberly-Clark Corp.	283,820	38,267,450
Procter & Gamble Co.	2,101,471	292,398,675

		432,578,818

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	4

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2020	Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	582,112	$13,679,632

Industrial Conglomerates — 1.2%
3M Co.	488,728	85,424,767
General Electric Co.	7,481,950	80,805,060
Honeywell International, Inc.	597,613	127,112,285
Roper Technologies, Inc.	89,049	38,388,134

		331,730,246

Insurance — 1.9%
Aflac, Inc.	557,728	24,802,164
Allstate Corp.	257,959	28,357,433
American International Group, Inc.	743,797	28,160,154
Aon PLC, Class A	194,306	41,051,029
Arthur J Gallagher &Co.	165,349	20,455,325
Assurant, Inc.	52,112	7,098,697
Chubb Ltd.	384,837	59,234,111
Cincinnati Financial Corp.	129,152	11,284,010
Everest Re Group Ltd.	34,513	8,079,148
Globe Life, Inc.	77,552	7,364,338
Hartford Financial Services Group, Inc.	307,460	15,059,391
Lincoln National Corp.	156,847	7,890,973
Loews Corp.	190,151	8,560,598
Marsh & McLennan Cos., Inc.	430,199	50,333,283
MetLife, Inc.	662,307	31,095,314
Principal Financial Group, Inc.	220,438	10,935,929
Progressive Corp.	497,912	49,233,538
Prudential Financial, Inc.	339,044	26,469,165
Travelers Cos., Inc.	214,736	30,142,492
Unum Group	173,973	3,990,941
W.R. Berkley Corp.	110,610	7,346,716
Willis Towers Watson PLC	108,797	22,921,352

		499,866,101

Interactive Media &Services(a) — 5.5%
Alphabet, Inc., Class A	255,603	447,980,042
Alphabet, Inc., Class C	247,736	434,003,744
Facebook, Inc., Class A	2,048,181	559,481,122
Twitter, Inc.	682,937	36,981,038

		1,478,445,946

Internet & Direct Marketing Retail — 4.9%
Amazon.com, Inc.(a)	363,296	1,183,229,641
Booking Holdings, Inc.(a)	34,950	77,843,087
eBay, Inc.	559,957	28,137,839
Etsy, Inc.(a)	103,033	18,330,601
Expedia Group, Inc.	116,285	15,396,134

		1,322,937,302

IT Services — 5.5%
Accenture PLC, Class A	536,464	140,129,761
Akamai Technologies, Inc.(a)(b)	140,703	14,772,408
Automatic Data Processing, Inc.	363,450	64,039,890
Broadridge Financial Solutions, Inc.	95,386	14,613,135
Cognizant Technology Solutions Corp., Class A	454,785	37,269,631
DXC Technology Co.	220,706	5,683,180
Fidelity National Information Services, Inc.	527,105	74,564,273
Fiserv, Inc.(a)	473,199	53,878,438
FleetCor Technologies, Inc.(a)	69,975	19,091,279
Gartner, Inc.(a)	76,998	12,334,310
Global Payments, Inc.	254,323	54,786,261
International Business Machines Corp.	758,728	95,508,681
Jack Henry & Associates, Inc.	61,355	9,938,897
Leidos Holdings, Inc.	116,021	12,196,128

Security	Shares	Value

IT Services (continued)
Mastercard, Inc., Class A	745,793	$266,203,353
Paychex, Inc.	267,919	24,964,692
PayPal Holdings, Inc.(a)	1,000,316	234,274,007
VeriSign, Inc.(a)	79,563	17,217,433
Visa, Inc., Class A(b)	1,437,647	314,456,528
Western Union Co.	324,812	7,126,375

		1,473,048,660

Leisure Products — 0.0%
Hasbro, Inc.	109,344	10,228,038

Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	260,573	30,875,295
Bio-Rad Laboratories, Inc., Class A(a)	18,020	10,504,579
Illumina, Inc.(a)(b)	124,186	45,948,820
IQVIA Holdings, Inc.(a)	165,151	29,590,105
Mettler-Toledo International, Inc.(a)(b)	20,122	22,932,641
PerkinElmer, Inc.	95,779	13,744,286
Thermo Fisher Scientific, Inc.	338,184	157,519,343
Waters Corp.(a)	50,761	12,559,287

		323,674,356

Machinery —1.7%
Caterpillar, Inc.	463,847	84,429,431
Cummins, Inc.	124,557	28,286,895
Deere &Co.	270,580	72,799,549
Dover Corp.	118,881	15,008,726
Flowserve Corp.	112,148	4,132,654
Fortive Corp.	281,511	19,936,609
IDEX Corp.	61,803	12,311,157
Illinois Tool Works, Inc.	239,874	48,905,511
Ingersoll Rand, Inc.(a)	320,494	14,601,707
Otis Worldwide Corp.	342,980	23,168,299
PACCAR, Inc.	290,767	25,087,377
Parker-Hannifin Corp.	110,721	30,161,507
Pentair PLC	142,497	7,565,166
Snap-on, Inc.	43,128	7,380,926
Stanley Black & Decker, Inc.	137,876	24,619,138
Westinghouse Air Brake Technologies Corp.	154,454	11,306,033
Xylem, Inc.	156,792	15,959,858

		445,660,543

Media — 1.3%
Charter Communications, Inc., Class A(a)(b)	124,393	82,292,189
Comcast Corp., Class A	3,905,303	204,637,877
Discovery, Inc., Class A(a)(b)	134,754	4,054,748
Discovery, Inc., Class C(a)	267,283	7,000,142
DISH Network Corp., Class A(a)(b)	213,018	6,889,002
Fox Corp., Class A	280,017	8,154,095
Fox Corp., Class B(a)	133,124	3,844,621
Interpublic Group of Cos., Inc.	340,340	8,004,797
News Corp., Class A	332,273	5,970,946
News Corp., Class B	114,231	2,029,885
Omnicom Group, Inc.	185,083	11,543,627
ViacomCBS, Inc., Class B	486,782	18,137,497

		362,559,426

Metals & Mining —0.3%
Freeport-McMoRan, Inc.	1,253,904	32,626,582
Newmont Corp.	682,201	40,857,018
Nucor Corp.	239,549	12,741,611

		86,225,211

5	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2020	(Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-line Retail — 0.5%
Dollar General Corp.	208,901	$43,931,880
Dollar Tree, Inc.(a)	200,048	21,613,186
Target Corp.	427,037	75,384,842

		140,929,908

Multi-Utilities — 0.8%
Ameren Corp.	201,001	15,690,138
CenterPoint Energy, Inc.	470,418	10,179,846
CMS Energy Corp.	231,392	14,117,226
Consolidated Edison, Inc.	289,441	20,917,901
Dominion Energy, Inc.	691,657	52,012,606
DTE Energy Co.	167,263	20,307,401
NiSource, Inc.	292,980	6,720,961
Public Service Enterprise Group, Inc.	424,316	24,737,623
Sempra Energy	244,708	31,178,246
WEC Energy Group, Inc.	265,074	24,394,760

		220,256,708

Oil, Gas &Consumable Fuels — 2.1%
Apache Corp.	317,469	4,504,885
Cabot Oil &Gas Corp.	344,150	5,602,762
Chevron Corp.	1,639,297	138,438,632
Concho Resources, Inc.	159,227	9,290,895
ConocoPhillips	901,181	36,038,228
Devon Energy Corp.	330,941	5,232,177
Diamondback Energy, Inc.	136,845	6,623,298
EOG Resources, Inc.	492,292	24,550,602
Exxon Mobil Corp.	3,594,094	148,148,555
Hess Corp.	236,028	12,459,918
HollyFrontier Corp.	104,307	2,696,336
Kinder Morgan, Inc.	1,633,055	22,323,862
Marathon Oil Corp.	684,055	4,562,647
Marathon Petroleum Corp.	565,354	23,383,041
NOV, Inc.	342,352	4,700,493
Occidental Petroleum Corp.	722,809	12,511,824
ONEOK, Inc.	383,542	14,720,342
Phillips 66	367,911	25,731,695
Pioneer Natural Resources Co.	141,842	16,154,385
Valero Energy Corp.	340,568	19,265,932
Williams Cos., Inc.	1,055,312	21,159,006

		558,099,515

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	193,936	51,623,824

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	1,922,531	119,254,598
Catalent, Inc.(a)	141,724	14,749,216
Eli Lilly & Co.	675,443	114,041,796
Johnson & Johnson	2,231,116	351,133,036
Merck &Co., Inc.	2,136,245	174,744,841
Perrigo Co. PLC	116,394	5,205,140
Pfizer, Inc.	4,732,238	174,193,681
Viatris, Inc.(a)	1,010,311	18,933,228
Zoetis, Inc.	403,438	66,768,989

		1,039,024,525

Professional Services — 0.3%
Equifax, Inc.	105,425	20,330,157
IHS Markit Ltd.	314,633	28,263,482
Nielsen Holdings PLC	313,402	6,540,700

Security	Shares	Value

Professional Services (continued)
Robert Half International, Inc.	98,980	$6,184,270
Verisk Analytics, Inc.	136,594	28,355,549

		89,674,158

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)(b)	291,463	18,280,559

Road & Rail — 1.0%
CSX Corp.	651,345	59,109,559
JB Hunt Transport Services, Inc.	71,440	9,762,276
Kansas City Southern	81,200	16,575,356
Norfolk Southern Corp.	216,791	51,511,709
Old Dominion Freight Line, Inc.	80,360	15,684,665
Union Pacific Corp.	573,424	119,398,345

		272,041,910

Semiconductors & Semiconductor Equipment — 5.1%
Advanced Micro Devices, Inc.(a)	1,012,926	92,895,443
Analog Devices, Inc.	313,987	46,385,299
Applied Materials, Inc.	781,089	67,407,981
Broadcom, Inc.	345,975	151,485,154
Intel Corp.	3,485,417	173,643,475
KLA Corp.	133,954	34,682,030
Lam Research Corp.	123,378	58,267,728
Maxim Integrated Products, Inc.	222,854	19,756,007
Microchip Technology, Inc.	217,977	30,104,803
Micron Technology, Inc.(a)	952,133	71,581,359
NVIDIA Corp.	528,504	275,984,789
Qorvo, Inc.(a)	99,482	16,540,872
Qualcomm, Inc.	966,228	147,195,174
Skyworks Solutions, Inc.	143,117	21,879,727
Teradyne, Inc.	143,359	17,187,311
Texas Instruments, Inc.	777,254	127,570,699
Xilinx, Inc.	210,533	29,847,263

		1,382,415,114

Software — 8.6%
Adobe, Inc.(a)(b)	409,547	204,822,646
ANSYS, Inc.(a)	72,586	26,406,787
Autodesk, Inc.(a)	189,334	57,811,244
Cadence Design Systems, Inc.(a)(b)	235,337	32,107,027
Citrix Systems, Inc.	106,662	13,876,726
Fortinet, Inc.(a)	115,935	17,219,825
Intuit, Inc.	223,118	84,751,372
Microsoft Corp.	6,432,915	1,430,808,954
NortonLifeLock, Inc.	510,295	10,603,930
Oracle Corp.	1,612,765	104,329,768
Paycom Software, Inc.(a)	42,795	19,354,039
salesforce.com, Inc.(a)	778,781	173,302,136
ServiceNow, Inc.(a)	165,633	91,169,372
Synopsys, Inc.(a)	130,891	33,932,183
Tyler Technologies, Inc.(a)(b)	34,089	14,880,530

		2,315,376,539

Specialty Retail — 2.2%
Advance Auto Parts, Inc.	59,306	9,341,288
AutoZone, Inc.(a)	19,391	22,986,867
Best Buy Co., Inc.	198,275	19,785,862
CarMax, Inc.(a)	140,808	13,300,724
Gap, Inc.	180,058	3,635,371
Home Depot, Inc.	916,414	243,417,887
L Brands, Inc.	200,125	7,442,649
Lowe’s Cos., Inc.	628,041	100,806,861

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	6

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2020	(Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive, Inc.(a)	60,849	$27,538,432
Ross Stores, Inc.	307,115	37,716,793
Tiffany & Co.	89,063	11,707,331
TJX Cos., Inc.	1,023,472	69,892,903
Tractor Supply Co.	98,685	13,873,137
Ulta Beauty, Inc.(a)	49,300	14,156,988

		595,603,093
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	13,604,154	1,805,135,194
Hewlett Packard Enterprise Co.	1,101,086	13,047,869
HP, Inc.	1,158,037	28,476,130
NetApp, Inc.	191,688	12,697,413
Seagate Technology PLC	192,709	11,978,792
Western Digital Corp.	259,683	14,383,841
Xerox Holdings Corp.	132,367	3,069,591

		1,888,788,830
Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands, Inc.	298,358	4,350,060
NIKE, Inc., Class B	1,074,871	152,062,000
PVH Corp.	63,061	5,920,797
Ralph Lauren Corp.	42,619	4,421,295
Tapestry, Inc.	237,843	7,392,160
Under Armour, Inc., Class A(a)(b)	164,871	2,830,835
Under Armour, Inc., Class C(a)	169,421	2,520,985
VF Corp.	274,173	23,417,116

		202,915,248
Tobacco — 0.6%
Altria Group, Inc.	1,588,044	65,109,804
Philip Morris International, Inc.	1,329,864	110,099,441

		175,209,245
Trading Companies & Distributors — 0.2%
Fastenal Co.	493,888	24,116,551
United Rentals, Inc.(a)	62,237	14,433,383
W.W. Grainger, Inc.	37,224	15,200,048

		53,749,982

Security	Shares	Value

Water Utilities — 0.1%
American Water Works Co., Inc.	153,076	$23,492,574

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(a)	497,236	67,052,275

Total Common Stocks — 99.8% (Cost: $13,257,423,611)		26,946,523,804

Investment Companies

Equity Funds — 0.0%
iShares Core S&P 500 ETF(c)	11,420	4,286,954

Total Investment Companies — 0.0% (Cost: $2,830,069)		4,286,954

Total Long-Term Investments — 99.8% (Cost: $13,260,253,680)		26,950,810,758

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.21%(c)(d)(e)	161,721,157	161,818,190
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.05%(c)(d)	82,440,013	82,440,013

Total Short-Term Securities — 0.9% (Cost: $244,110,392)		244,258,203

Total Investments — 100.7% (Cost: $13,504,364,072)		27,195,068,961
Liabilities in Excess of Other Assets — (0.7)%		(202,096,307)

Net Assets — 100.0%		$26,992,972,654

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Master Portfolio.

(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2020 for purposes of Section 2(a)(3)of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$139,403,854	$22,269,646	(a)	$—		$13,367	$131,323	$161,818,190	161,721,157	$1,676,228	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	215,380,072	—		(132,940,059	)(a)	—	—	82,440,013	82,440,013	1,003,418		—
BlackRock, Inc.	50,696,290	16,775,336		(7,590,452)		397,600	27,371,740	87,650,514	121,477	1,777,168		—
iShares Core S&P 500 ETF	94,603,944	41,630,812		(129,939,288)		2,981,453	(4,989,967)	4,286,954	11,420	932,703		—

						$3,392,420	$22,513,096	$336,195,671		$5,389,517		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

7	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2020

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	530	03/19/21	$99,343	$1,620,498

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$1,620,498	$—	$—	$—	$1,620,498

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$13,682,613	$—	$—	$—	$13,682,613

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(724,988)	$—	$—	$—	$(724,988)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts Average notional value of contracts — long	$190,400,191

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$26,946,523,804	$—	$—	$26,946,523,804
Investment Companies	4,286,954	—	—	4,286,954

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	8

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2020

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$244,258,203	$—	$—	$244,258,203

	$27,195,068,961	$—	$—	$27,195,068,961

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,620,498	$—	$—	$1,620,498

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

9	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities
December 31, 2020

S&P 500 Index Master Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$26,858,873,290
Investments at value — affiliated(c)	336,195,671
Cash pledged for futures contracts	7,766,800
Receivables:
Securities lending income — affiliated	66,869
Dividends — unaffiliated	19,661,598
Dividends — affiliated	3,820
Variation margin on futures contracts	643,559
Prepaid expenses	86,039

Total assets	27,223,297,646

LIABILITIES
Collateral on securities loaned at value	161,661,741
Payables:
Withdrawals to investors	68,089,075
Investment advisory fees	419,107
Trustees’ fees	88,789
Professional fees	66,280

Total liabilities	230,324,992

NET ASSETS	$26,992,972,654

NET ASSETS CONSIST OF
Investors’ capital	$13,300,647,267

Net unrealized appreciation (depreciation)	13,692,325,387

NET ASSETS	$26,992,972,654

(a) Investments at cost — unaffiliated	$13,216,001,480
(b) Securities loaned at value	$159,293,085
(c) Investments at cost — affiliated	$288,362,592

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	10

Statement of Operations
Year Ended December 31, 2020

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$424,626,813
Dividends — affiliated	3,713,289
Securities lending income — affiliated — net	1,676,228
Foreign taxes withheld	(2,168,396)

Total investment income	427,847,934

EXPENSES
Investment advisory	2,337,070
Trustees	313,882
Professional	101,203

Total expenses	2,752,155
Less:
Fees waived and/or reimbursed by the Manager	(577,819)

Total expenses after fees waived and/or reimbursed	2,174,336

Net investment income	425,673,598

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(31,540,705)
Investments — affiliated	3,392,420
Futures contracts	13,682,613

(14,465,672)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,888,625,045
Investments — affiliated	22,513,096
Futures contracts	(724,988)

3,910,413,153

Net realized and unrealized gain	3,895,947,481

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,321,621,079

See notes to financial statements.

11	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$425,673,598	$393,599,409
Net realized gain (loss)	(14,465,672)	53,806,401
Net change in unrealized appreciation	3,910,413,153	4,979,951,890

Net increase in net assets resulting from operations	4,321,621,079	5,427,357,700

CAPITAL TRANSACTIONS
Proceeds from contributions	7,849,994,984	11,063,823,888
Value of withdrawals	(8,386,601,754)	(10,540,152,052)

Net increase (decrease) in net assets derived from capital transactions	(536,606,770)	523,671,836

NET ASSETS
Total increase in net assets	3,785,014,309	5,951,029,536
Beginning of year	23,207,958,345	17,256,928,809

End of year	$26,992,972,654	$23,207,958,345

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	12

Financial Highlights

	S&P 500 Index Master Portfolio
	Year Ended December 31,

	2020	2019	2018	2017	2016

Total Return
Total return	18.42%	31.44%	(4.38)%	21.77%	11.92%

Ratios to Average Net Assets
Total expenses	0.01%	0.03%	0.04%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.01%	0.02%	0.04%	0.04%	0.04%

Net investment income	1.82%	1.95%	1.92%	1.93%	2.11%

Supplemental Data
Net assets, end of year (000)	$26,992,973	$23,207,958	$17,256,929	$13,775,074	$9,791,759

Portfolio turnover rate	5%	3%	12%	11%	4%

See notes to financial statements.

13	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”).If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	14

Notes to Financial Statements  (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”).The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1–Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2– Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value—affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Bank PLC	$9,509,677	$(9,509,677)	$—
Barclays Capital, Inc.	3,621,116	(3,621,116)	—
BofA Securities, Inc.	4,809,927	(4,809,927)	—
Citigroup Global Markets, Inc.	82,521,804	(82,521,804)	—

15	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements    (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Goldman Sachs & Co.	$549,985	$(549,985)	$—
HSBC Bank PLC	2,503,442	(2,503,442)	—
ING Financial Markets LLC	18,046	(18,046)	—
JP Morgan Securities LLC	22,126,519	(22,126,519)	—
National Financial Services LLC	106,976	(106,976)	—
SG Americas Securities LLC	28,931,954	(28,931,954)	—
UBS Securities LLC	1,926,928	(1,926,928)	—
Virtu Americas LLC	2,400,576	(2,400,576)	—
Wells Fargo Securities LLC	266,135	(266,135)	—

	$159,293,085	$(159,293,085)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	16

Notes to Financial Statements    (continued)

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the amount waived was $157,217.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2020, the Manager waived $5,517 in investment advisory fees pursuant to this arrangement.

The fees and expenses of the Master Portfolio’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2020, the amount waived and/or reimbursed was $415,085.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the year ended December 31, 2020, the Master Portfolio paid BTC $608,234 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

17	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements    (continued)

During the year ended December 31, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
S&P 500 Index Master Portfolio	$419,937,106	$210,187,409	$(42,188,498)

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $1,216,555,956 and $1,119,025,865, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$13,299,017,725

Gross unrealized appreciation	$14,560,736,626
Gross unrealized depreciation	(664,685,390)

Net unrealized appreciation (depreciation)	$13,896,051,236

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

M A S T E R P O R T F O L IO S C H E D U L E O F I N V E S T M E N T S	18

Notes to Financial Statements    (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

19	2 0 2 0 B L A C K R O C K A N N U AL R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of SP500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)(PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G FI R M	20

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the respective Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the ““Commitee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

21	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware
from 1999 to 2013; Trustee and Chair of the
Finance and Investment Committees, Winterthur
Museum and Country Estate from 2005 to 2016;
Member of the Investment Committee, Delaware
Public Employees’ Retirement System since 2002;
Member of the Investment Committee, Christiana
Care Health System from 2009 to 2017; Member of
the Investment Committee, Delaware Community
Foundation from 2013 to 2014; Director and Chair
of the Audit Committee, SEI Private Trust Co. from
		2001 to 2014.	33 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since
2018; Trustee and Member of the Governance
Committee, State Street Research Mutual Funds
from 1997 to 2005; Board Member of Governance,
Audit and Finance Committee, Avaya Inc.
		(computer equipment) from 2003 to 2007.	33 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to
2018; Advisory Board Member, Center for Private
Equity and Entrepreneurship at Tuck School of
Business since 1997; Senior Advisor, Commonfund
Capital, Inc. (“CCI”) (investment adviser) in 2015;
Chief Executive Officer, CCI from 2013 to 2014;
President & Chief Executive Officer, CCI from 1997
to 2013; Advisory Board Member, Girls Who Invest
from 2015 to 2018 and Board Member thereof since
2018; Advisory Board Member, Bridges Fund
Management since 2016; Trustee, Financial
Accounting Foundation since 2017; Practitioner
Advisory Board Member, Private Capital Research
Institute (“PCRI”) since 2017; Lecturer in the
Practice of Management, Yale School of
		Management since 2019.	33 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015,
serving in various senior finance leadership roles,
including Chief Accounting Officer from 2009 to
2015, Chief Financial Officer of Global Banking,
Markets and Wealth Management from 2008 to
2009, Chief Accounting Officer from 2004 to 2008,
Chief Financial Officer of Consumer Bank from
2003 to 2004, Chief Financial Officer of Global
		Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since
2008; Director, Charles Stark Draper Laboratory,
Inc. since 2013; FMR LLC/Fidelity Investments
(financial services) from 1996 to 2008, serving in
various senior roles including Executive Vice
President - Strategic Corporate Initiatives and
Executive Vice President and General Counsel;
Partner, Sullivan & Worcester LLP from 1985 to
		1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	22

Trustee and Officer Information (conitnued)

Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer)
since 2010; Director, MUFG Americas Holdings
Corporation and MUFG Union Bank, N.A.
(financial and bank holding company) from 2014
to 2016; Director, American Institute of Certified
Public Accountants from 2009 to 2011; Director,
KPMG LLP (audit, tax and advisory services)
from 2004 to 2005 and 2010 to 2012; Director,
KPMG International in 2012, Deputy Chairman
and Chief Operating Officer thereof from 2010 to
2012 and U.S. Vice Chairman of Audit thereof
from 2005 to 2010; Global Head of Audit,
KPMGI (consortium of KPMG firms)from 2006 to
2010; Director, YMCA of Greater New York from
		2006 to 2010.	33 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance)from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	33 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive
Committee and Chair of the Investment
Committee, Cornell University since 2004;
President, Trustee and Member of the
Investment Committee, The Aldrich
Contemporary Art Museum from 2007 to 2014;
Member of the Board and Investment
Committee, University School from 2007 to
2018; Member of the Investment Committee,
Mellon Foundation from 2009 to 2015; Trustee,
Artstor (a Mellon Foundation affiliate) from 2010
to 2015; President and Trustee, the Center for
the Arts, Jackson Hole from 2011 to 2018;
Director, Athena Capital Advisors LLC
(investment management firm) since 2013;
Trustee and Chair of the Investment Committee,
Community Foundation of Jackson Hole since
2014; Member of Affordable Housing Supply
Board of Jackson, Wyoming since 2018;
Member, Investment Funds Committee, State of
Wyoming since 2017; Trustee, Phoenix Art
Museum since 2018; Trustee, Arizona
Community Foundation and Member of
		Investment Committee since 2020.	33 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private
investments) since 1998; Director, WQED Multi-
Media (public broadcasting not-for-profit) since
2001; Chair, Basic Health International
		(non-profit) since 2015.	33 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC
(certified public accountants and consultants)
since 1976; Past- Chairman of the Professional
Ethics Committee of the Pennsylvania Institute
of Certified Public Accountants and Committee
Member thereof since 2007; Member of External
Advisory Board, The Pennsylvania State
University Accounting Department since
founding in 2001; Principal, UP Strategic Wealth
Investment Advisors, LLC since 2013; Trustee,
The Holy Family Institute from 2001 to 2010;
President and Trustee, Pittsburgh Catholic
Publishing Associates from 2003 to 2008;
		Director, Inter- Tel from 2006 to 2007.	33 RICs consisting of 159 Portfolios	None

23	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	24

Trustee and Officer Information    (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

25	2 0 20 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	26

Appendix B

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Transamerica Funds except Transamerica Government Money Market, and the Master Portfolio will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as Transamerica Funds’ Annual Report, Semi-Annual Report, Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Appendix C

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

272763 12/20

© 2020 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 12/31 (in thousands)
		2020	2019
(a)	Audit Fees	$1,359	$1,449
(b)	Audit Related Fees(1)	$11	$48
(c)	Tax Fees(2)	$289	$160
(d)	All Other Fees(3)	$61	$64

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2020 and 2019 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedule of investments is included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)

Date:	March 8, 2021

By:	/s/ Vincent J. Toner
Vincent J. Toner
(Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer)

Date:	March 8, 2021

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer